[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.29

THIRD amendment

to

Loan and security agreement

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 11th day of January, 2026, by and between Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (“Bank”) and OLEMA PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”).

Recitals

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 5, 2023, as further amended by that certain First Amendment to Loan and Security Agreement dated as of June 28, 2024, and as further amended by that certain Second Amendment to Loan and Security Agreement dated as of June 27, 2025 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.
Amendments to Loan Agreement.
2.1
Section 5.7(a) (Accounts). Section 5.7(a) is amended in its entirety and replaced with the following:

“ (a) Maintain (i) at least one (1) operating account at Bank and (ii) aggregate account balances in the name of Borrower and any Guarantor at Bank and Bank’s Affiliates which represent at least 65.0% (excluding the account balance maintained in the Permitted JPM Operating Account) of the Dollar Equivalent value of Borrower’s, its Subsidiaries, and any Guarantor’s cash, wherever located (the “Account Threshold”). So long as Borrower is in compliance with the Account Threshold, (x) Borrower shall be permitted to maintain accounts with financial institutions other than Bank (individually, a “Permitted Account” and collectively, the “Permitted Accounts”), provided that each Permitted Account shall be subject to a Control Agreement in favor of Bank pursuant to the terms of

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 5.7(c), (y) Borrower shall be permitted to maintain accounts in the name of Australian Subsidiary in an amount not to exceed $5,000,000.00 in the aggregate at any time, and (z) Borrower shall be permitted to maintain accounts in the name of Irish Subsidiary, provided, however, during the Irish Subsidiary Transition Period, the balance in such accounts shall not exceed $5,000,000.00 in the aggregate at any time. In addition to the foregoing, Borrower shall at all times have unrestricted and unencumbered (other than Liens in favor of Bank under this Agreement) cash in accounts maintained in the name of Borrower or a Guarantor with Bank and Bank’s Affiliates, in an aggregate amount equal to the lesser of (i) one hundred percent (100.0%) of the Dollar value of all account balances of Borrower, its Subsidiaries, and any Guarantor, wherever located, and (ii) one hundred ten percent (110.0%) of the outstanding Obligations of Borrower to Bank (the “Account Threshold”).”

2.2
Section 12.2 (Definitions – Permitted Investments). Clause (c) of the definition of Permitted Investments is amended in its entirety and replaced with the following:

“ (c) Investments by Borrower in Australian Subsidiary for ordinary, necessary and current operating expenses; provided that, (i) an Event of Default does not exist at the time of any such Investment and would not exist after giving effect to any such Investment and (ii) Borrower and its Subsidiaries are at all times in compliance with the terms of Section 5.7(a) of this Agreement.”

2.3
Section 12.2 (Definitions). The following new terms and their respective definitions are hereby inserted to appear alphabetically in Section 12.2 thereof:

“ “Interest-Only Extension Event” is defined on Schedule I.”

“ “Irish Subsidiary” means Olema Oncology International Limited, an entity organized under the laws of Ireland.”

“ “Irish Subsidiary Transition Period” means the period of time commencing on the Third Amendment Effective Date, and continuing until the date on which Irish Subsidiary becomes a secured Guarantor under this Agreement.”

“ “Repayment Schedule” is defined on Schedule I.”

“ “Term Loan Amortization Date” is defined on Schedule I.”

“ “Third Amendment Effective Date” means January 11, 2026.”

2.4
Schedule I (Loan Terms). The following rows appearing on Schedule I to the Loan Agreement are amended in their entirety and replaced with the following:

1.1(b) – Term Loan – Repayment

Commencing on the Term Loan Amortization Date and continuing on each Payment Date thereafter, Borrower shall repay each Term Loan Advance in (i) consecutive equal monthly installments of principal according to the Repayment Schedule, plus (ii) monthly payments of accrued interest at the rate set forth in Section 1.2(b)(i).

12.2 – “Draw Period A”	“Draw Period A” is the period commencing as of the Effective Date and ending on January 31, 2027.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

12.2 – “Draw Period B”	“Draw Period B” is the period commencing as of the Effective Date and ending on January 31, 2027, which shall be extended to July 31, 2027 upon the occurrence of the Interest-Only Extension Event.
12.2 – “Draw Period C”

“Draw Period C” is the period commencing upon the occurrence of the Term C Milestone Event and ending on January 31, 2027, which shall be extended to July 31, 2027 upon the occurrence of the Interest-Only Extension Event.

12.2 – “Term C Milestone Event”

“Term C Milestone Event” occurs if and when (if ever), at any time prior to January 31, 2027, which shall be extended to July 31, 2027 upon the occurrence of the Interest-Only Extension Event, each of the following has occurred: (a) Borrower has requested and Bank has made all available Term A Loan Advances and Term B Loan Advances, (b) Bank has received all necessary internal and credit approvals to make the Term C Loan Advances in an amount not to exceed the Term C Availability Amount, (c) no Event of Default exists at the time the initial Term C Loan Advance is requested or would exist as a result of the initial Term C Loan Advance, and (d) Bank has provided written approval in its sole discretion that the initial Term C Loan Advance shall occur. For clarity, upon satisfaction of each of the conditions in (a) through (d), the determination of whether to provide the initial Term C Loan Advance shall be in Bank’s sole discretion and shall in no event occur automatically.

12.2 – “Term Loan Maturity Date”	“Term Loan Maturity Date” is January 1, 2029, which shall be extended to July 1, 2029 upon the occurrence of the Interest-Only Extension Event.

2.5
Schedule I (Loan Terms). The following news rows are inserted to appear alphabetically on Schedule I thereof:

12.2 – “Interest-Only Extension Event”

“Interest-Only Extension Event” means Borrower has delivered to Bank, on or prior to January 31, 2027, evidence satisfactory to Bank in its sole and absolute discretion, that Borrower has (i) reported, after the Third Amendment Effective Date, but on or prior to January 31, 2027, that its Phase 3 OPERA-1 clinical study [ * ], but on or prior to January 31, 2027, net new upfront and non-refundable capital [ * ].

12.2 – “Repayment Schedule”

“Repayment Schedule” means the period of time equal to 24 consecutive calendar months, which shall be reduced to 18 consecutive calendar months upon the occurrence of the Interest-Only Extension Event.”

12.2 – “Term Loan Amortization Date”	“Term Loan Amortization Date” is, for each Term Loan Advance, February 1, 2027, which shall be extended to February 1, 2028 upon the occurrence of the Interest-Only Extension Event.”

2.6
Exhibit A (Compliance Statement). The Compliance Statement appearing on

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 1 hereto is hereby inserted to appear as Exhibit A to the Loan Agreement.
3.
Limitation of Amendments.
3.1
The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.
Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2
Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3
The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
4.7
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.
Ratification of Perfection Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of June 28, 2024 between Borrower and Bank and acknowledges, confirms and agrees that the disclosures and information provided to Bank in such Perfection Certificate have not changed in any material respect, as of the date hereof, except as set forth on Schedule 2 attached hereto.
6.
Post-Closing Condition. Within 75 days after the date of this Amendment (or such later date as Bank may agree to in writing in its sole and absolute discretion), Borrower shall cause Irish Subsidiary to (a) become a secured Guarantor under the Loan Agreement, together with such appropriate financing statements and/or Control Agreements, all in form and substance reasonably satisfactory to Bank (including being sufficient to grant Bank a first priority perfected security interest in the Collateral), (b) provide security documents, in form and substance satisfactory to Bank, together with documentation, all in form and substance satisfactory to Bank (including being sufficient to grant Bank a first priority Lien (subject to Permitted Liens) in and to the assets of Irish Subsidiary), (c) provide Bank with appropriate certificates and powers and financing statements, pledging all of the direct or beneficial ownership interest in Irish Subsidiary, in form and substance reasonably satisfactory to Bank; and (d) provide to Bank all other documentation in form and substance reasonably satisfactory to Bank, including, at Bank’s election, one or more opinions of counsel satisfactory to Bank, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this section and Section 5.13 of the Loan Agreement shall be a Loan Document. Failure to comply with the terms of this Section 7 shall constitute an immediate Event of Default with no grace or cure period.
7.
Release by Borrower.
7.1
FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.
7.2
In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.)

7.3
By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.
7.4
This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.
7.5
Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows:
(a)
Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.
(b)
Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.
(c)
The terms of this Amendment are contractual and not a mere recital.
(d)
This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.
(e)
Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.
8.
Fees and Expenses. Borrower shall reimburse Bank for all unreimbursed Bank Expenses, including without limitation, all legal fees and expenses incurred in connection with this Amendment.
9.
Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles.
10.
Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
11.
Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each party

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.
12.
Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.

[Signature page follows.]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

In Witness Whereof, the parties hereto have caused this Amendment to be executed as of the date first written above.

BANK	BORROWER
First-Citizens Bank & Trust Company By: /s/ Tom Seminara______________ Name: Tom Seminara Title: Vice President	OLEMA PHARMACEUTICALS, INC. By: /s/ Shane Kovacs____________________ Name: Shane Kovacs Title: Chief Operating and Financial Officer

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 1

EXHIBIT A

COMPLIANCE STATEMENT

TO: Silicon Valley Bank, a division of First-Citizens Bank & Trust Company Date:

FROM: OLEMA PHARMACEUTICALS, INC.

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, modified, supplemented and/or restated from time to time, the “Agreement”), Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below. Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Compliance Statement	Monthly within 30 days (except for the months ending March 31, June 30, September 30, and December 31)	Yes No
Quarterly Compliance Statement	Q1, Q2, and Q3 within 45 days	Yes No
10-Q Report	Within 45 days of Q1, Q2, and Q3	Yes No
10-K Report and Annual financial statements (CPA Audited)	FYE within 90 days	Yes No
Board approved projections	FYE within 30 days and as amended/updated	Yes No
Filed 10-Q, 10-K and 8-K	Within 10 days after filing with SEC	Yes No

Section 5.7(a) (Operating Accounts):

A.
Account balances in the name of Borrower and Guarantor at Bank and Bank’s Affiliates: $__________
B.
Dollar Equivalent value of Borrower’s, its Subsidiaries’ and any Guarantor’s cash, wherever located: $__________
C.
Outstanding Obligations under the Agreement: $_________
D.
Is Line A at least 110% of Line C:
o
Yes, in compliance: ________
o
No, not in compliance: _________
E.
If not in compliance with Line D: is Line A equal to Line B?

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

o
Yes, in compliance: ________
o
No, not in compliance: _________
F.
If in compliance with Line D, is Line A greater than or equal to 65% (excluding the account balance maintained in the Permitted JPM Operating Account) of Line B
o
Yes, in compliance: _______
o
No, not in compliance: ________
G.
Balance of accounts in the name of Australian Subsidiary: $____________
o
Yes, in compliance: _______
o
No, not in compliance: ________
H.
Balance of accounts in the name of Irish Subsidiary during Irish Subsidiary Transition Period: $____________
o
Yes, in compliance: _______
o
No, not in compliance: ________

5.15 Cash Collateralization:

A.
Outstandings: Obligations with respect to the Term Loan Advances equals: $__________ (if greater than $25,000,000, proceed to (B) and (C) below)
B.
Liquidity: Unrestricted and unencumbered (other than Liens in favor of Bank arising under the Loan Documents) cash and Cash Equivalents in accounts in the name of Borrower maintained with Bank or Bank’s Affiliates or maintained with financial institutions other than Bank which are subject to a Control Agreement in favor of Bank: $__________
C.
Cash Collateralization: Is Line B less than $100,000,000.00:
o
No, no Trigger Event or Cash Collateralization requirement: _______
o
Yes, Trigger Event has occurred, and Cash Collateralization is required: ________

The following are the exceptions with respect to the statements above: (If no exceptions exist, state “No exceptions to note.”)

-----------------------------------------------------------------------------------------------------------------------------------------------

The following bank account information set forth on Schedule 1 attached hereto is true and correct as of the date of this Compliance Statement:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 1

BANK ACCOUNT REPORT

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, modified, supplemented and/or restated from time to time, the “Agreement”), Borrower confirms that the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower, Subsidiary, or Guarantor, as applicable.

Each new account that has been opened since delivery of the previous Compliance Certificate is designated below with a “*”.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7

SUBSIDIARY Name/Address
1
2
3
4
5
6
7

Guarantor Name/Address
1
2
3
4
5
6
7

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 2

Perfection Certificate Updates